                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /     Preliminary Proxy Statement

/ /     Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/     Definitive Proxy Statement

/ /     Definitive Additional Materials

/ /     Soliciting Material Pursuant to ss. 240.14a-12

                                   NUCO2 INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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        /X/ No fee required.

        / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
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paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                   NUCO2 INC.
                             2800 S.E. MARKET PLACE
                              STUART, FLORIDA 34997

                                                                October 31, 2006

Dear Shareholder:

         You are cordially  invited to attend the Annual Meeting of Shareholders of NuCO2 Inc. on  Thursday,  December 7, 2006,  beginning  at 10:00 a.m.,  local time, at the Hutchinson Island Marriott Beach Resort and Marina,  555 N.E. Ocean
Boulevard,  Stuart,  Florida  34996. I look forward to greeting those of you who are able to attend.

         At the Annual Meeting,  you will be asked to elect two directors and to ratify the appointment of Ernst & Young LLP as our independent registered public accounting  firm for fiscal 2007.  Your Board of Directors  recommends  that all shareholders  vote in favor of the election of the  nominated  directors and for ratification  of the  appointment  of  Ernst  &  Young  LLP  as our  independent registered public accounting firm for fiscal 2007.

         Your vote is  important.  Whether  or not you plan to attend the Annual
Meeting  and  regardless  of the number of shares  you own,  after  reading  the enclosed Proxy Statement, please vote. Many shareholders have a choice of voting by telephone,  over the Internet or by using a traditional  proxy card or voting instruction  form. Check your proxy materials to see which options are available to you.

         We value  your  support as owners of our  company,  and we thank you in advance for your participation.

                                            Sincerely,

                                            /s/ Michael E. DeDomenico
                                            Michael E. DeDomenico
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                   NUCO2 INC.

                     --------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 7, 2006

                     --------------------------------------

     The Annual  Meeting of  Shareholders  (the "Annual  Meeting") of NuCO2 Inc.
(the "Company") will be held on Thursday,  December 7, 2006,  beginning at 10:00
a.m., local time, at the Hutchinson Island Marriott Beach Resort and Marina, 555
N.E. Ocean Boulevard, Stuart, Florida 34996, for the following purposes:

     o    To  elect  two  directors  to  Class  III of the  Company's  Board  of
          Directors, to serve for three-year terms expiring in 2009;

     o    To ratify  the  appointment  of Ernst & Young  LLP as our  independent registered public accounting firm for fiscal 2007; and

     o    To transact such other business as may properly come before the Annual
          Meeting.

     Only  holders  of  record  of the  Company's  common  stock at the close of business on October 20, 2006, the record date, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

     PLEASE MARK,  SIGN AND DATE THE ENCLOSED  PROXY CARD OR VOTING  INSTRUCTION
FORM AND RETURN IT  PROMPTLY  IN THE  ENCLOSED  ENVELOPE OR SUBMIT YOUR PROXY BY
TELEPHONE OR THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING,
TO ENSURE YOUR  REPRESENTATION.  ANY RECORD  HOLDER WHO IS PRESENT AT THE ANNUAL
MEETING MAY VOTE IN PERSON INSTEAD OF BY PROXY,  THEREBY  CANCELING ANY PREVIOUS
PROXY.

                                          By Order of the Board of Directors

                                          /s/ Eric M. Wechsler
                                          Eric M. Wechsler
                                          SECRETARY

October 31, 2006

                                   NUCO2 INC.

                     --------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 7, 2006

                     --------------------------------------

GENERAL

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of NuCO2 Inc., a Florida  corporation  (the
"Company"),  for use at the Annual Meeting of  Shareholders  of the Company (the
"Annual Meeting") to be held on Thursday,  December 7, 2006,  beginning at 10:00
a.m., local time, at the Hutchinson Island Marriott Beach Resort and Marina, 555
N.E.  Ocean  Boulevard,  Stuart,  Florida  34996,  and  at  any  adjournment  or postponement  thereof,  for the purposes set forth in the accompanying Notice of
Annual Meeting of Shareholders.

     This Proxy Statement and the accompanying  proxy card or voting instruction form are first being mailed to shareholders  of the Company  entitled to vote at the Annual Meeting on or about October 31, 2006.

OUTSTANDING SECURITIES AND VOTING RIGHTS

     Only  holders  of record of the  Company's  common  stock,  $.001 par value
("Common Stock"),  at the close of business on October 20, 2006, the record date
(the  "Record  Date"),  are  entitled  to notice  of, and to vote at, the Annual
Meeting. On the Record Date, 15,747,089 shares of Common Stock were outstanding, each of which is entitled to one vote on all matters  properly  submitted at the
Annual Meeting.

     A majority of the  outstanding  shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the
Annual Meeting.  Pursuant to Florida law, abstentions and broker "non-votes" are counted as  present  for  purposes  of  determining  the  presence  of a quorum.
However,  abstentions  are treated as present and entitled to vote,  but are not counted as votes cast "for" or "against" any matter.  Broker  "non-votes"  occur when a person  holding  shares through a bank or brokerage firm account does not provide  instructions as to how his or her shares should be voted and the broker does not exercise  discretion  to vote those shares on a  particular  matter.  A broker  "non-vote" on a matter is considered not entitled to vote on that matter and thus is not counted in determining  whether a matter requiring approval of a majority  of the shares  present  and  entitled  to vote has been  approved by a plurality  of the shares  present and  entitled  to vote has been  voted.  Thus, abstentions  and broker  "non-votes"  have the same affect as votes cast against proposals  requiring a majority or greater  percentage of the outstanding shares entitled to vote but do not have any affect on proposals requiring a majority or plurality of the shares present and entitled to vote.

     Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting,  the existence of a quorum and the  validity  and effect of proxies,  and shall  receive,  count and tabulate ballots and votes and determine the results thereof.

PROXY VOTING

     Shares  for which  proxy  cards or voting  instruction  forms are  properly executed and  returned,  or properly  voted via the Internet or  telephonically, will be voted at the Annual  Meeting in  accordance  with the  directions  noted
thereon or, in the absence of  directions,  will be voted "FOR" the  election of the nominees to the Board of Directors and "FOR" ratification of the appointment of Ernst & Young LLP as our independent  registered  public  accounting firm for fiscal 2007. It is not expected that any matters other than those referred to in this Proxy  Statement will be brought before the Annual  Meeting.  If,  however, other matters are properly presented,  the persons named as proxies will vote in accordance with their discretion with respect to such matters.

     The manner in which your  shares may be voted by proxy  depends on how your shares are held. If you own shares of record, meaning that your shares of Common
Stock are  represented by  certificates or book entries in your name so that you appear as a shareholder on the records of our share transfer agent,  Continental
Stock  Transfer & Trust  Company,  a proxy card for voting  those shares will be included with this Proxy Statement.

     If you own shares through a bank or brokerage firm account, you may instead receive a voting  instruction form with this Proxy Statement,  which you may use to instruct how your shares should be voted.  Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor
Communication   Services,   you  may  vote  your  shares  via  the  Internet  at
www.proxyvote.com  or by calling the toll-free number on your voting instruction form.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

     If you own shares of record,  you may attend the Annual Meeting and vote in person,  regardless of whether you have previously voted on a proxy card. If you own shares through a bank or brokerage  firm account,  you may attend the Annual
Meeting,  but in order to vote your  shares at the  meeting,  you must  obtain a
"legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account  representative  to learn how to obtain a "legal proxy." We encourage  you to vote your shares in advance of the Annual  Meeting date by one of the  methods  described  above,  even if you  plan on  attending  the  Annual
Meeting.  You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

REVOCATION

     Any  shareholder  holding shares of record may revoke a previously  granted proxy at any time  before  it is voted by  delivering  to the  Secretary  of the
Company a written  notice of revocation or a duly executed  proxy card bearing a later  date or by  attending  the  Annual  Meeting  and  voting in  person.  Any shareholder  holding  shares  through  a bank or  brokerage  firm  may  revoke a previously  granted  proxy or change  previously  given voting  instructions  by contacting  the bank or brokerage  firm,  or by obtaining a legal proxy from the bank or brokerage firm and voting at the Annual Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     Under the terms of the Company's  Articles of Incorporation,  as amended to date,  the Board of  Directors is  currently  comprised  of six members  divided equally into three  classes of directors.  Each year,  one class of directors is elected to serve a three-year  term. The current term of the Class III directors terminates on the date of the Annual Meeting.

     The Company has nominated  each of J. Robert Vipond and  Christopher  White
(the  "Nominees") to be elected as a Class III director at the Annual Meeting to serve for a term of three years.  Each of the Nominees now serves as a Class III director of the Company.  The Board of  Directors  has no reason to believe that either of the Nominees will refuse or be unable to accept election;  however, in the event that a Nominee is unable to accept election or if any other unforeseen contingencies  should arise,  each proxy that does not direct  otherwise will be voted for such  other  person as may be  designated  by the Board of  Directors.
Unless instructed  otherwise,  the persons named on the accompanying  proxy card will  vote  for the  election  of the  Nominees  for  election  to the  Board of
Directors,  to serve for a term of three years and until his  successor  is duly elected and qualified.

     The term of each class of directors  and the names of the directors in each class appear in the below table:

          Class                      Term                 Names of Nominees/Directors
-----------------------  -------------------------------  ---------------------------
Class I                  Term expires at the 2007         Robert L. Frome
                         Annual Meeting                   Steven J. Landwehr

Class II                 Term expires at the 2008         Michael E. DeDomenico
                         Annual Meeting                   Daniel Raynor

Class III                Term expires at the 2006         J. Robert Vipond
                         Annual Meeting                   Christopher White

     The  nominees  for  election  to the Board of  Directors  who  receive  the greatest  number of votes  cast for the  election  of  directors  by the  shares present,  in person or by proxy, shall be elected  directors.  Holders of Common
Stock are not allowed to cumulate their votes in the election of directors.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

THE BOARD OF DIRECTORS

     MICHAEL E.  DEDOMENICO,  age 59, has been  Chief  Executive  Officer of the
Company since  September  2000 and a director  since June 2000. In October 2001,
Mr.  DeDomenico was elected Chairman of the Board. From March 1998 to July 2000,
Mr.   DeDomenico   was  president  and  chief   executive   officer  of  Praxair
Distribution,  Inc., a North American  industrial gases company and a subsidiary of Praxair Inc. Mr.  DeDomenico  had been  employed by Union  Carbide  Corp.  in various  capacities since 1969 and when Praxair was spun-off by Union Carbide in
1992,  he was named  president  of Praxair  Canada.  The  following  year he was appointed  president of Praxair Europe and in March 1998 was named president and chief executive officer of Praxair Distribution. Mr. DeDomenico is a director of
Interline   Brands,   Inc.,  a  leading  direct   marketer  and  distributor  of
maintenance, repair and operations products. Mr. DeDomenico has a B.S. degree in economics and finance from Hofstra University and an M.B.A.  degree from Georgia
State University.

     ROBERT L. FROME, age 67, has been a director since December 1995. Mr. Frome has been  engaged in the  practice of law for more than the past five years as a senior  partner of the law firm of Olshan  Grundman  Frome  Rosenzweig & Wolosky
LLP. Mr. Frome is a director of Healthcare  Services  Group,  Inc., the nation's largest provider of housekeeping  services to long-term  healthcare  facilities.
Mr. Frome is also a director of Continuum  Group A Inc. and Horizon Wimba,  Inc.
Mr.  Frome has a B.S.  degree from New York  University,  an L.L.B.  degree from
Harvard University and an L.L.M. degree from New York University.

     STEVEN J.  LANDWEHR,  age 58, has been a director since July 2005. For over
30 years,  Mr.  Landwehr  held  various  senior  management  positions at the 3M
Company,  most  recently  as  executive  vice  president  of its  transportation business from October 2002 until July 2005. Previous positions at the 3M Company included  vice  president  and  general  manager of the  automotive  aftermarket division  from 1997 to 2002 and  business  director  of the  Europe/Middle  East commercial graphics division. Mr. Landwehr has both B.S. and M.B.A. degrees from
Minnesota State University.

     DANIEL RAYNOR,  age 46, has been a director since February 1998. Mr. Raynor is a managing  general  partner of The Argentum  Group, a private equity firm, a position  he  has  held  since  1987.  Mr.  Raynor  is a  director  of  COMFORCE
Corporation,  a  publicly-traded  company.  In  addition,  Mr.  Raynor is also a director of several  privately  held  companies.  He  received a B.S.  degree in economics from The Wharton School, University of Pennsylvania.

     J. ROBERT VIPOND, age 60, has been a director since March 2004. Since March
2005, Mr. Vipond has been vice president - finance and chief  financial  officer of Crane Co., a diversified  manufacturer of engineered industrial products. Mr.
Vipond had been an independent  consultant since 2001. From 2000 to 2001, he was a member of Impala Partners,  LLC, a financial advisory firm. From 1994 to 2000,
Mr. Vipond was vice president and  controller of Praxair,  Inc. Prior to joining
Praxair,  Mr. Vipond was a financial executive with the General Electric Company for 21 years.  Mr. Vipond has a B.S./B.A.  degree and an M.B.A.  degree from the
University of Nebraska at Omaha.

     CHRISTOPHER  WHITE,  age 60,  as been a  director  since  May  2005.  Since
November 2005, Mr. White has been president of RDM Technologies  Inc., a leading manufacturer of production  equipment to the beverage industry.  Since 2004, Mr.
White has also been a principal of the Certus Group, a professional  association focused  on  placing  interim  chief  operating  officers  and  chief  financial officers.  Previously,  he was for 13 years an  executive  of the Suntory  Water
Group, a beverage company, serving as president and chief executive officer from
2000 to 2004.  Mr.  White  has also  held  executive  positions  with  Coca-Cola
Enterprises,  Inc. as well as United  Vintners,  E&J Gallo Winery,  the Drackett
Company division of Bristol Myers and Proctor & Gamble Distributing Company. Mr.
White has a B.A. degree from Columbia University.

COMPENSATION OF DIRECTORS

     The Company pays each non-employee director $5,000 per quarter for services provided as a member of the Board of Directors of the Company and  reimbursement for  reasonable  expenses  incurred  in  attending  meetings  of  the  Board  of
Directors.  In addition to each non-employee  director's  quarterly payment, the
Company also pays the Chairman of the Audit  Committee  $1,500 per quarter,  the
Chairman of the Compensation and Stock Option Committee $1,000 per quarter,  and each non-employee director receives an attendance fee of $1,000 for each meeting of the Board of Directors  attended in person.  Each non-employee  director also participates in the 2005 Non-Employee Directors Stock Option Plan.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     During fiscal 2006, there were four meetings of the Board of Directors. All directors  attended at least 75% of the meetings of the Board of  Directors  and the  committees  of which they were  members.  In  addition,  from time to time, directors acted by unanimous written consent.

     The Board of Directors has determined  that all of the directors other than
Mr.  DeDomenico,  the  Company's  Chairman  and  Chief  Executive  Officer,  are
"independent"   under  the  listing   standards  of  The  Nasdaq  Global  Market
("Nasdaq").  The Board of Directors  has  established a  Compensation  and Stock
Option Committee, an Audit Committee,  and a Nominating and Corporate Governance
Committee. Each of the Compensation and Stock Option Committee,  Audit Committee
and  Nominating  and  Corporate  Governance  Committee  is composed  entirely of independent  directors and is  responsible  to the full Board of Directors.  The functions performed by these committees are summarized below:

     COMPENSATION AND STOCK OPTION COMMITTEE.  The Compensation and Stock Option
Committee  approves  the salaries of the  executive  officers of the Company and determines the term and grant of stock options in accordance  with the Company's
2005 Executive  Management Stock Option Plan and administers  such plan.  During fiscal  2006,  there  was one  meeting  of the  Compensation  and  Stock  Option
Committee.  In addition,  from time to time during fiscal 2006, the Compensation and Stock Option Committee acted by unanimous written consent. See "Compensation and Stock Option Committee Report on Executive Compensation." The members of the
Compensation and Stock Option Committee are Messrs.  Frome, Landwehr and Raynor.
Mr. Raynor serves as Chairman of the Compensation and Stock Option Committee.

     AUDIT COMMITTEE.  The Audit Committee makes recommendations to the Board of
Directors regarding the selection and retention of independent auditors, reviews the scope and  results  of the audit and  reports  the  results  to the Board of
Directors.  In addition,  the Audit  Committee  reviews the adequacy of internal accounting, financial and operating controls and reviews the Company's financial reporting compliance procedures. The Audit Committee Charter is available on the
Company's  website at  www.nuco2.com.  See "Report of the Audit  Committee." The
Audit  Committee met eleven times during  fiscal 2006.  The members of the Audit
Committee are Messrs. Raynor, Vipond and White. Mr. Vipond serves as Chairman of the Audit Committee.

     After  reviewing  the  qualifications  of the current  members of the Audit
Committee,  and any relationships  they may have with us that might affect their independence  from the Company,  the Board of Directors has determined  that (1)
all current Audit Committee members are "independent" as that concept is defined in Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), (2) all current Audit Committee  members are  "independent" as defined in the  applicable  listing  standards of Nasdaq,  (3) all current Audit  Committee members are  financially  literate,  and (4) J. Robert  Vipond  qualifies  as an
"audit committee  financial expert" under the applicable rules promulgated under the Exchange Act. In making the  determination  as to Mr.  Vipond's status as an audit committee financial expert, the Board of Directors  determined that he has accounting and related financial  management expertise within the meaning of the aforementioned rules as well as the listing standards of Nasdaq.

     As required by the rules of the  Securities  and Exchange  Commission,  the
Audit  Committee  has  established  procedures  for the receipt,  retention  and treatment of complaints received by the Company regarding  accounting,  internal accounting  controls  or  auditing  matters,  as  well as the  confidential  and anonymous  submission  of  information,  written or oral,  by Company  employees regarding questionable accounting or auditing matters.

     NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Nominating and Corporate
Governance Committee's primary responsibilities include:

     o    Assisting  the  Board of  Directors  by  identifying  the  individuals qualified  to become  Board  members and to recommend to the Board the director nominees for the next annual meeting of shareholders;

     o    Recommending  to the Board of Directors  candidates  for membership on
          Board committees;

     o    Recommending  to the  Board  of  Directors  the  Corporate  Governance
          Guidelines applicable to the Company; and

     o    Taking a leadership  role in shaping the  corporate  governance of the
          Company.

     The Company's  Board of Directors  believes  strongly  that good  corporate governance  accompanies  and  greatly  aids  the  Company's  long-term  business success.  This success has been the direct  result of the Company's key business strategies and the highest business standards. The Board strongly supports these key  strategies,  advising  on design and  implementation,  and seeing that they guide the Company's  operations.  To accomplish its strategic goals, the Company has  developed  and  follows a program of  corporate  governance.  The Board has adopted  a set  of  Corporate  Governance  Guidelines  and  its  Nominating  and
Corporate  Governance Committee is responsible for reviewing and reassessing the
Guidelines on an annual basis and making recommendations to the Board concerning changes  to the  Guidelines.  The  Guidelines,  as  well as the  Nominating  and
Corporate  Governance  Committee Charter, are available on the Company's website at www.nuco2.com.

     The members of the Nominating and Corporate Governance Committee, which was established by the Board of Directors in December  2005,  are Messrs.  Landwehr,
Raynor and White.  During fiscal 2006,  there was one meeting of the  Nominating and  Corporate  Governance  Committee.  Mr.  Landwehr  serves as Chairman of the
Nominating and Corporate Governance Committee.

     While  there  are  no  formal  procedures  for  shareholders  to  recommend nominations beyond those set forth on page 16 of this Proxy Statement, the Board of Directors will consider  shareholder  recommendations.  Such  recommendations should be addressed to the Chairman of the  Company's  Nominating  and Corporate
Governance Committee.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     The  Board  of  Directors  accepts  communications  sent  to the  Board  of
Directors (or to specified individual directors) by shareholders of the Company.
Shareholders  may  communicate  with the Board of Directors  (or with  specified individual  directors)  by writing  to the  Company  at NuCO2  Inc.,  Attention:
Secretary,   2800  SE  Market  Place,   Stuart,   Florida  34997.   All  written
communications received in such manner from shareholders of the Company shall be forwarded  promptly  to the  members  of the  Board  of  Directors  to whom  the communication  is  directed  or, if the  communication  is not  directed  to any particular  member(s)  of the  Board of  Directors,  the  communication  will be forwarded promptly to all members of the Board of Directors.

CODE OF ETHICS

     The Board of Directors  has adopted a Code of Ethics that is  applicable to all of our  directors,  officers and  employees,  including our Chief  Executive
Officer,  Chief Financial Officer and principal  accounting officer. Our Code of
Ethics is  available  through our website at  www.nuco2.com,  or in print to any shareholder who requests it from: Investor Relations, NuCO2 Inc., 2800 SE Market
Place, Stuart, FL 34997.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS

     Absent  extenuating  circumstances,  each  director  is  expected to attend annual meetings of  shareholders.  Five of the Company's six directors  attended the 2005 Annual Meeting of Shareholders.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended June 30, 2006, Mr. Robert L. Frome, a director of the  Company,  participated  in  deliberations  of  the  Board  of  Directors concerning executive officer compensation. Mr. Frome is a member of the law firm of Olshan  Grundman  Frome  Rosenzweig  & Wolosky  LLP,  which law firm has been retained by the Company  during the last fiscal  year.  Fees  received  from the
Company  by such firm  during  the last  fiscal  year did not  exceed 5% of such firm's revenues.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy

     The executive compensation  philosophy of the Board of Directors is to base management's  pay, in part, on achievement of the Company's annual and long-term performance goals, to provide  competitive levels of compensation,  to recognize individual initiative,  achievement and length of service to the Company, and to assist the Company in attracting and retaining qualified management.

Salaries

     Base salaries for the Company's executive officers are determined initially by evaluating  the  responsibilities  of the position held and the experience of the individual,  and by reference to the competitive  marketplace for management talent,  including a comparison of base salaries for comparable positions within the Company's  industry.  Annual salary adjustments are determined by evaluating the competitive marketplace,  the performance of the Company, the performance of the executive  particularly  with respect to the ability to manage growth of the
Company or to generate sales of the Company's products, length of service to the
Company and any increased responsibilities assumed by the executive. The Company places itself in the mid-range  level in  determining  salaries  compared to its competitors.

Annual Bonuses

     The  Company  from time to time  considers  the  payment  of bonuses to its executive officers based, first, upon the level of achievement by the Company of its  strategic  and  operating  goals and,  second,  upon the level of  personal achievement  by  participants.  The  achievement  of personal goals includes the
actual   performance  of  the  Company  for  which  the  executive  officer  has responsibility as compared to the planned  performance  thereof,  the ability to manage and motivate employees and the achievement of assigned projects.  Bonuses are determined annually after the close of each fiscal year. Despite achievement of personal  goals,  bonuses may not be given based upon the  performance of the
Company as a whole.  For the fiscal year ended June 30, 2006,  no cash bonus was awarded  to any of the  Named  Executive  Officers.  See  "Summary  Compensation
Table."

Compensation of Chief Executive Officer

     Mr.  DeDomenico's  salary for the fiscal year ended June 30, 2006 was based
upon  the  terms  of  his  employment  agreement.   See  "Employment  Contracts,
Termination of Employment and Change-in-Control  Arrangements." Mr. DeDomenico's
compensation is believed to be in the mid-range compared to salaries received by other chief  executive  officers of other carbon dioxide  suppliers.  This range represents the Company's best estimate as there is limited information available on the salary levels of chief executive officers of the Company's competitors.

Stock Options

     During the fiscal  year ended June 30,  2006,  the  Compensation  and Stock
Option Committee awarded stock options to each of the Named Executive  Officers.
See "Option  Grants in Last Fiscal Year." The exercise price of such options was equal  to the  fair  market  value of the  Common  Stock  on the date of  grant.
Exercisability  is based upon  achievement of annual  earnings per share targets established by the Board of Directors.  It is the philosophy of the Compensation and Stock  Option  Committee  that stock  options  should be awarded only to key employees of the Company to promote  long-term  interests between such employees and the Company's shareholders and to assist in the retention of such employees.

                          Members of the Compensation and Stock Option Committee

                                                            Robert L. Frome
                                                            Steven J. Landwehr
                                                            Daniel Raynor

REPORT OF THE AUDIT COMMITTEE

     In accordance  with a written charter adopted by the Audit Committee of the
Company's Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its  responsibility  for oversight of the quality and integrity of the Company's  financial  reporting  processes.  The Audit Committee  Charter is available on the Company's website at www.nuco2.com.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal  controls.  The independent  auditors are responsible for performing  an  independent  audit  of the  Company's  financial  statements  in accordance with generally  accepted auditing  standards and for issuing a report thereon.  The independent  auditors are also responsible for expressing opinions on  management's  assessment  of the  effectiveness  of the  Company's  internal control over  financial  reporting  and on the  effectiveness  of the  Company's internal control over financial reporting.

     In this  context,  the Audit  Committee has met and held  discussions  with management and the  independent  auditors.  Management  represented to the Audit
Committee that the Company's  financial  statements  were prepared in accordance with  generally  accepted  accounting  principles,  and the Audit  Committee has reviewed  and  discussed  the  financial  statements  with  management  and  the independent  auditors.  The  Audit  Committee  discussed  with  the  independent auditors matters required to be discussed by Statement of Auditing Standards No.
61 (Communications with Audit Committees), as amended.

     In  addition,  the  Audit  Committee  has  discussed  with the  independent auditors  the  auditors'  independence  from  the  Company  and its  management, including the matters in the written  disclosures and the letter required by the

Independence Standards Board Standard No. 1 (Independence Discussions with Audit
Committees) and also considered  whether the provision of the non-audit  related services  described below under "Independent  Public  Accountants" is compatible with maintaining their independence.

     The Audit Committee discussed with the Company's  independent  auditors the overall scope and plans for their respective  audits.  The Audit Committee meets with the independent  auditors,  with and without management present, to discuss the results of their  examinations,  the  evaluations of the Company's  internal controls and the overall quality of the Company's accounting principles.

     In reliance on the reviews  and  discussions  referred to above,  the Audit
Committee  recommended  to the Board of  Directors,  and the Board of  Directors
approved,  that the audited  financial  statements  of the Company for the three years ended June 30, 2006 be included  in the  Company's  Annual  Report on Form
10-K for the period  ended  June 30,  2006 for filing  with the  Securities  and
Exchange Commission.

                                                  Members of the Audit Committee

                                                            Daniel Raynor
                                                            J. Robert Vipond
                                                            Christopher White

OTHER EXECUTIVE OFFICERS

     ROBERT R. GALVIN,  age 45, has been Chief  Financial  Officer and Executive
Vice President of the Company since  November  2002.  From 1998 to October 2002,
Mr. Galvin was senior vice president and chief financial  officer of Independent
Propane Company, a retail propane  distribution  company, and from 1993 to 1998,
Mr.  Galvin was director of finance of TA  Instruments,  Inc. From 1983 to 1993,
Mr. Galvin was with KPMG Peat Marwick,  including two years as senior manager in the executive  office - department  of  professional  practice.  Mr. Galvin is a
Certified  Public  Accountant and has a B.S. degree in accounting from Villanova
University.

     WILLIAM SCOTT WADE, age 49, has been Chief Operating  Officer and Executive
Vice President of the Company since June 2003. From May 2002 until May 2003, Mr.
Wade was  Executive  Vice  President - Operations  of the Company.  From 2000 to
2001, Mr. Wade was vice president of operations,  quality and regulatory affairs of  Medsource  Technologies,  a  provider  of  manufacturing  and  supply  chain solutions for the medical  devices  industry and from 1998 to 2000, Mr. Wade was vice  president,  operations  at  Medtronic  AVE.  Prior  thereto,  Mr. Wade was director  of  U.S./Pacific  operations  at Ohmeda,  Inc.,  a division of The BOC
Group,  Inc.,  in Singapore  from 1994 to 1998 and  operations  manager at Texas
Instruments  from  1979 to  1994.  Mr.  Wade  has a B.S.  degree  in  mechanical engineering from Virginia Polytechnic Institute.

     ERIC M.  WECHSLER,  age 47, has been General  Counsel and  Secretary of the
Company since January 1998. Prior to joining the Company,  Mr.  Wechsler,  since
1990,  was a  corporate  associate  at the law  firm of  Olshan  Grundman  Frome
Rosenzweig & Wolosky LLP, the Company's  legal counsel.  Mr. Wechsler has a J.D.
degree from Fordham University,  an M.B.A. degree from New York University and a
B.A. degree from Northwestern University.

     JOHN E. WILSON,  age 50, has been Chief Customer Officer and Executive Vice
President of the Company since June 2005.  From November 2004 to June 2005,  Mr.
Wilson was vice president,  customer and channel  planning at The Zyman Group, a consulting  company.  Previously,  for over 25 years,  Mr.  Wilson held  various positions at The Coca-Cola  Company,  most recently as senior vice  president of its U.S. foodservice division from 1995 to 2003. Mr. Wilson has a B.S. degree in business from Pennsylvania State University.

                               SECURITY OWNERSHIP

     The  following  table sets forth  information  concerning  ownership of the
Common  Stock as of the  Record  Date,  by (i) each  director,  (ii) each of the executive  officers  named in the Summary  Compensation  Table below,  (iii) all directors  and  executive  officers as a group and (iv) each person known to the
Company  to be the  beneficial  owner of more than five  percent  of the  Common
Stock.

                                                                      AMOUNT AND
                                                                      NATURE OF
                                                                      BENEFICIAL     PERCENT OF CLASS
                       NAME AND ADDRESS (1)                          OWNERSHIP (2)         (3)
------------------------------------------------------------------  --------------  ------------------
Michael E. DeDomenico ............................................    386,154 (4)          2.4

Robert L. Frome ..................................................    118,419 (5)          *

Steven J. Landwehr ...............................................     10,000 (6)          *

Daniel Raynor ....................................................     61,500 (7)          *

J. Robert Vipond .................................................     17,500 (8)          *

Christopher White ................................................     10,300 (9)          *

Robert R. Galvin .................................................    192,318(10)          1.2

William Scott Wade ...............................................    189,000(11)          1.2

Eric M. Wechsler .................................................     49,250(12)          *

John E. Wilson ...................................................     73,500(13)          *

Federated Investors, Inc. ........................................  1,782,600              11.3
1001 Liberty Avenue
Pittsburgh, PA 15222

Avenir Corp. .....................................................  1,332,373              8.5
1725 K Street, N.W
Washington, DC 20006

Artisan Partners Limited Partnership .............................  1,312,900              8.3
875 East Wisconsin Avenue, Suite 800
Milwaukee, WI 53202

Columbia Wanger Asset Management, L.P. ...........................  1,257,000              8.0
227 West Monroe Street, Suite 3000
Chicago, IL 60606

BAMCO, INC .......................................................  1,250,000              7.9
767 Fifth Avenue, 49th Floor
New York, NY 10153

T. Rowe Price Associates, Inc. ...................................  1,085,000              6.9
100 East Pratt Street
Baltimore, MD 21202

Janus Capital Management LLC......................................    996,640              6.3
100 Fillmore Street
Denver, CO 80206

Wellington Management Company, LLP................................    843,600              5.7
75 State Street
Boston, MA 02109

All directors and executive officers as a group (10 persons)......  1,107,941(14)          6.6

_______________________
*Less than 1%.

(1)  Unless otherwise indicated, the address of each beneficial owner is c/o the
     Company, 2800 S.E. Market Place, Stuart, FL 34997.

(2)  Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act ("Rule 13d-3") and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power and for beneficial ownership purposes includes any options or other rights to subscribe for Common Stock which are exercisable within sixty (60) days of the Record Date.

(3)  Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person
     (but not those held by any other person) and that are exercisable within sixty (60) days of the Record Date have been exercised.

(4)  Includes 323,369 shares issuable upon exercise of stock options.

(5)  Includes 8,000 shares owned by Frome & Co., a limited partnership of which
     Mr. Frome is the general partner, 7,000 shares owned by Mr. Frome's daughter with respect to which Mr. Frome disclaims beneficial ownership,
     3,550 shares owned by Mr. Frome's spouse with respect to which Mr. Frome disclaims beneficial ownership and 32,167 shares issuable upon exercise of stock options.

(6)  Represents shares issuable upon exercise of stock options.

(7)  Includes 56,500 shares issuable upon exercise of stock options.

(8)  Represents shares issuable upon exercise of stock options.

(9)  Includes 10,000 shares issuable upon exercise of stock options.

(10) Includes 189,286 shares issuable upon exercise of stock options.

(11) Includes 187,500 shares issuable upon exercise of stock options.

(12) Includes 46,250 shares issuable upon exercise of stock options

(13) Represents shares issuable upon exercise of stock options.

(14) Includes 946,072 shares issuable upon exercise of stock options held by directors and executive officers.

EXECUTIVE COMPENSATION

         The following  table sets forth,  for the fiscal years  indicated,  all compensation  awarded to, earned by or paid to each individual  serving as Chief
Executive  Officer of the  Company  and the four other most  highly  compensated executive  officers of the Company whose salary and bonus exceeded $100,000 with respect to the fiscal year ended June 30, 2006 (the "Named Executive Officers").

                                                     SUMMARY COMPENSATION TABLE

                                                              Annual Compensation
                                                  -------------------------------------------          Long-Term
                                                                                 Other Annual        Compensation       All Other
                                 Fiscal Year                                     Compensation           Awards        Compensation
Name and Principal Position     Ended June 30      Salary ($)     Bonus ($)           ($)           Options (1)(#)       (2)($)
---------------------------     -------------     ----------     ----------      ------------       --------------    ------------
Michael E. DeDomenico               2006          $ 412,000      $    --                  (3)         225,000(4)      $   1,902
  Chairman,                         2005          $ 400,000      $ 140,000                (3)          60,000         $   4,258
  Chief Executive Officer           2004          $ 333,000      $ 240,800                (3)          60,000         $     128

Robert R. Galvin                    2006          $ 283,250      $    --         $  61,259(5)         150,000(4)      $   2,307
  Chief Financial Officer,          2005          $ 275,000      $ 102,000       $  48,959(6)          50,000         $   3,573
  Treasurer                         2004          $ 200,000      $ 121,000       $  38,948(7)          65,000         $      77

William Scott Wade                  2006          $ 283,250      $    --                  (3)         150,000(4)      $   2,260
  Chief Operating Officer           2005          $ 275,000      $  70,000                (3)          50,000         $   3,350
                                    2004          $ 200,000      $ 121,000                (3)          65,000         $      77

Eric M. Wechsler                    2006          $ 195,700      $    --                  (3)          45,000(4)      $   2,220
  General Counsel, Secretary        2005          $ 190,000      $  46,000                (3)          15,000         $   2,170
                                    2004          $ 160,000      $  53,000                (3)          20,000         $      62

John E. Wilson                      2006          $ 240,000      $    --            77,034(8)         150,000(4)      $    --
  Chief Customer Officer            2005          $  13,846      $    --              --               40,000         $    --

--------------------------
(1)  Represents options awarded under the Company's 1995 Stock Option Plan and
     2005 Executive Management Stock Option Plan.

(2)  Employer matching contributions under the Company's 401(k) Savings &
     Retirement Plan.

(3)  Amount does not exceed the lesser of $50,000 or 10% of total salary and bonus.

(4)  See "Option Grants In Last Fiscal Year."

(5)  Includes $53,614 for commuting expenses reimbursement.

(6)  Includes $36,000 for commuting expenses reimbursement.

(7)  Includes $30,369 for commuting expenses reimbursement.

(8)  Includes $71,290 for relocation and commuting expenses reimbursement.

     The following table sets forth certain  information  regarding Common Stock option grants made to the Named Executive  Officers during the fiscal year ended
June 30, 2006.  The Company  does not have any  outstanding  stock  appreciation rights.

                                                 OPTION GRANTS IN LAST FISCAL YEAR

                                                                        Individual Grants
                              ---------------------------------------------------------------------------------------------------
                                                                                                   Potential Realizable Value at
                                 Number of       % of Total                                            Assumed Annual Rates of
                                Securities         Options                                            Stock Price Appreciation
                                Underlying       Granted to                                             for Option Term (1)
                                  Options       Employees in    Exercise or Base   Expiration     -------------------------------
                                Granted (#)      Fiscal Year      Price ($/Sh)         Date            5% ($)           10% ($)
                              ---------------  --------------  -----------------  --------------  --------------  ---------------
Michael E. DeDomenico             225,000(2)            20.9            $ 24.00     10/20/2015     $ 3,396,038       $ 8,606,205
Robert R. Galvin                  150,000(2)            13.9            $ 24.00     10/20/2015     $ 2,264,025       $ 5,737,470
William Scott Wade                150,000(2)            13.9            $ 24.00     10/20/2015     $ 2,264,025       $ 5,737,470
Eric M. Wechsler                   45,000(2)             4.2            $ 24.00     10/20/2015     $   679,208       $ 1,721,241
John E. Wilson                    150,000(2)            13.9            $ 24.00     10/20/2015     $ 2,264,025       $ 5,737,470

--------------------------
(1   The dollar amounts reported in the "Potential Realizable Value at Assumed
     Annual Rates of Stock Price Appreciation for Option Term" columns represent hypothetical amounts that may be realized on exercise of options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation of the Common Stock over the term of the options. The 5% and 10% assumed annual rate of stock price appreciation are required by the rules of the Securities and Exchange Commission and do not reflect the Company's estimate or projection of future stock price growth.
     No gain to the optionees is possible without an increase in the price of the Common Stock, which will benefit all shareholders.

(2)  Exercisability is based upon achievement of annual earnings per share targets established by the Board of Directors. Twenty-five percent of the number of options became exercisable commencing June 30, 2006.

     The following table sets forth certain  information  regarding stock option exercises  during the fiscal year ended June 30, 2006,  and  unexercised  Common
Stock options held by each of the Named Executive Officers as of June 30, 2006.

                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                      FISCAL YEAR-END OPTION VALUES

                                                                                         Value of
                                                                                     Unexercised In-the-
                                                                  Number of        Money Options at June
                                                             Unexercised Options        June 30, 2006
                                                             at June 30, 2006 (#)         ($) (1)
                                                             -------------------------------------------
                         Shares Acquired on  Value Realized      Exercisable/           Exercisable/
Name                        Exercise (#)          ($)(2)         Unexercisable         Unexercisable
-----------------------  ------------------  --------------  --------------------  ---------------------
Michael E. DeDomenico          94,881          $2,075,712       371,369/213,750    $3,907,408/$101,250
Robert R. Galvin               40,000          $  833,883       209,286/147,500    $ 1,980,018/$67,118
William Scott Wade             20,000          $  410,308       212,500/147,500    $ 1,619,253/$67,118
Eric M. Wechsler               35,000          $  522,389         43,750/46,250    $   320,585/$57,162
John E. Wilson                   --                 --        73,500(3)/132,500    $ 279,440(3)/$5,100

-----------------
(1)  These values have been calculated by subtracting the option exercise price from the closing price of $24.04 of the Common Stock on the Nasdaq Global
     Market on June 30, 2006, and multiplying that figure by the total number of exercisable/unexercisable options.

(2)  Represents the difference between the option exercise price and the market value on the date of exercise.

(3)  Includes options granted during Mr. Wilson's tenure as a director from 2000
     - 2003.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         Mr.  DeDomenico is employed as Chairman and Chief Executive  Officer of the Company under an amended and restated employment  agreement expiring on June
30, 2009 at a base  salary of $432,600  per annum  effective  July 1, 2006.  The amended and restated employment agreement also provides that Mr. DeDomenico will be a  director  of the  Company.  In the event that Mr.  DeDomenico  voluntarily terminates  his  employment for "Good Reason" after a "Change in Control" of the
Company  occurs,  Mr.  DeDomenico  is entitled to receive a payment equal to two times his then  current  annual  base  salary  and  bonus  and  other  specified benefits.  In  addition,  in the  event  that  Mr.  DeDomenico's  employment  is terminated due to permanent  disability or death, he, or his  beneficiaries,  is entitled to receive a payment  equal to his then current  annual base salary and bonus.

         Mr. Galvin is employed as Executive Vice President and Chief  Financial
Officer of the Company  under an  employment  agreement  expiring on October 31,
2008 at a base salary of $297,413 per annum effective July 1, 2006. In the event that Mr. Galvin voluntarily  terminates his employment for "Good Reason" after a
"Change in Control" of the Company  occurs,  Mr. Galvin is entitled to receive a payment  equal to 1 1/2 times his then current  annual base salary and bonus and other specified benefits. In addition, in the event that Mr. Galvin's employment is terminated due to permanent disability or death, he, or his beneficiaries, is entitled to receive a payment equal to his then current annual base salary.

     Mr.  Wade is employed  as  Executive  Vice  President  and Chief  Operating
Officer of the Company under an employment agreement expiring on May 31, 2007 at a base salary of $297,413 per annum  effective  July 1, 2006.  In the event that
Mr. Wade voluntarily terminates his employment for "Good Reason" after a "Change in  Control" of the  Company  occurs,  Mr. Wade is entitled to receive a payment equal to 1 1/2 times his then  current  annual  base  salary and bonus and other specified  benefits.  In addition,  in the event that Mr.  Wade's  employment is terminated due to permanent  disability or death, he, or his  beneficiaries,  is entitled to receive a payment equal to his then current annual base salary.

     Mr.  Wilson is employed as  Executive  Vice  President  and Chief  Customer
Officer of the Company under an employment agreement expiring on June 5, 2009 at a base salary of $252,000 per annum  effective  July 1, 2006.  In the event that
Mr.  Wilson  voluntarily  terminates  his  employment  for "Good Reason" after a
"Change in Control" of the Company  occurs,  Mr. Wilson is entitled to receive a payment equal to 1 1/2 times the sum of his then current  annual base salary and
72% of his bonus and other specified  benefits.  In addition,  in the event that
Mr. Wilson's employment is terminated due to permanent  disability or death, he, or his beneficiaries, is entitled to receive a payment equal to his then current annual base salary.

     Mr.  Wechsler,  in the event that he voluntarily  terminates his employment for "Good Reason" after a "Change in Control" of the Company occurs, is entitled to receive a payment equal to this then current annual base salary and bonus and other specified benefits.

     Each of these  executives is eligible to receive  annual cash bonuses based upon the  achievement of estimated  EBITDA  (earnings  before  interest,  taxes, depreciation  and  amortization)  and other operating and financial  criteria as projected in the Company's  business plan  established by the Board of Directors for the applicable fiscal year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended,  requires the Company's  executive  officers and directors,  and persons who own more than ten percent of a registered  class of the Company's equity  securities,  to file reports of ownership and changes in ownership  with the  Securities and Exchange
Commission (the "Commission").  Executive  officers,  directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge,  based solely on a review of the copies of such reports  furnished  to the  Company and  written  representations  that no other reports were  required,  the Company  believes that during the fiscal year ended
June 30, 2006,  its executive  officers,  directors and greater than ten percent shareholders  complied  with all Section  16(a)  filing  requirements,  with the exception of one purchase by Christopher  White on August 19, 2005 of 100 shares of Common Stock that was reported on September 20, 2005.

PERFORMANCE GRAPH

     The following graph compares,  for each of the fiscal years indicated,  the annual percentage change in the Company's cumulative total shareholder return on its  Common  Stock with the  cumulative  total  return of (i) the Nasdaq  Global
Market  (U.S.) Index,  a broad equity  market  index,  and (ii) the Russell 2000

Index,  a "small  cap" index.  The  Company has elected to use the Russell  2000
Index since it does not use a published industry or  line-of-business  index and does not believe it can reasonably identify a peer group.

                                      COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                                 AMONG NUCO2 INC., THE NASDAQ GLOBAL MARKET (U.S.) INDEX
                                               AND THE RUSSELL 2000 INDEX

                                                                   Cumulative Total Return
                                     ----------------------------------------------------------------------------------
                                       6/01           6/02          6/03           6/04           6/05           6/06

NUCO2 INC                             100.00         113.91         76.57         159.72         208.87         195.61
NASDAQ STOCK MARKET (U.S.)            100.00          70.34         78.11          98.60          99.28         105.94
RUSSELL 2000                          100.00          91.33         89.83         119.80         131.12         150.23

*    Assumes $100 invested on June 30, 2001 in the Company's  Common Stock,  the
     Russell  2000  Index  and  the  Nasdaq  Global  Market  (U.S.)  Index.  The
     calculations in the table were made on a dividends reinvested basis.

                                 PROPOSAL NO. 2

             RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS
         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2007

     The Audit  Committee of the Board of Directors has appointed  Ernst & Young
LLP as our  independent  registered  public  accounting  firm for  fiscal  2007, subject to ratification by our  shareholders.  Although not required by law, the
Board of Directors is seeking  shareholder  ratification  of its  selection.  If ratification  is not  obtained,  the Audit  Committee  intends to  continue  the employment of Ernst & Young LLP at least through fiscal 2007. Representatives of
Ernst & Young LLP are  expected to be present at the Annual  Meeting,  will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     On  October  12,  2006,  the  Audit  Committee  of the  Board of  Directors
dismissed  Margolin,  Winer & Evens LLP  ("MWE") as its  independent  registered public  accounting  firm and appointed  Ernst & Young LLP as its new independent registered public accounting firm. MWE's  accountant's  reports on the financial statements  of the Company for the fiscal years ended June 30, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no other reportable events or disagreements  with MWE to report in response to Item
304(a) of Regulation S-K.

     The affirmative  vote of the holders of a majority of the shares present in person or by proxy and  entitled to vote  thereon is required to ratify  Ernst &
Young  LLP's  appointment  as  the  Company's   independent   registered  public
accounting firm.

     THE BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ERNST &
YOUNG LLP'S  APPOINTMENT AS INDEPENDENT  REGISTERED  PUBLIC  ACCOUNTING FIRM FOR
FISCAL 2007.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Robert L. Frome, a director of the Company, is a member of the law firm of Olshan  Grundman  Frome  Rosenzweig  & Wolosky  LLP,  which law firm has been retained by the Company  during the last fiscal  year.  Fees  received  from the
Company  by such firm  during  the last  fiscal  year did not  exceed 5% of such firm's revenues.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     A representative of Margolin,  Winer & Evens LLP, the Company's independent public  accountants  for the fiscal year ended June 30, 2006, is not expected to be present at the Annual Meeting but will be available to answer any appropriate shareholder questions and will have the opportunity to make a statement if he or she desires to do so.

     Audit Fees.  The aggregate  fees billed by Margolin,  Winer & Evens LLP for professional  services  rendered for the audit of the Company's annual financial statements  for the fiscal  year ended June 30,  2006 and for the reviews of the financial  statements  included in the Company's  quarterly reports on Form 10-Q for that fiscal year were  approximately  $260,800 as compared to  approximately
$191,000 for the fiscal year ended June 30, 2005.

     Audit-Related  Fees. The aggregate  fees billed by Margolin,  Winer & Evens
LLP  for   professional   services   rendered  in  connection   with  accounting
consultations  related to the audit for the fiscal year ended June 30, 2006 were
$22,595,  as compared to $15,000 in  connection  with  accounting  consultations related to the audit for the fiscal year ended June 30, 2005.

     Tax Fees.  The aggregate  fees to be billed by Margolin,  Winer & Evens LLP for professional  services  rendered in connection with the preparation of state and local tax returns for the fiscal year ended June 30, 2006 were  $61,000,  as compared to $57,434 for the fiscal year ended June 30, 2005.

     All Other Fees.  For the fiscal year ended June 30, 2006,  the Company paid
Margolin,   Winer  &  Evens  LLP  $205,700   related  to  compliance   with  the
Sarbanes-Oxley  Act of 2002, the Company's  acquisition of the bulk CO2 beverage carbonation  business of Bay Area  Equipment Co., Inc. in September 2005 and the
audit  of the  Company's  401(k)  plan,  as  compared  to  $589,734  related  to compliance with the Sarbanes-Oxley  Act, the Company's public offering of Common
Stock  in March  2005,  the  Company's  acquisition  of the  bulk  CO2  beverage carbonation business of Pain Enterprises, Inc. in October 2004, and the audit of the Company's 401(k) plan during the fiscal year ended June 30, 2005.

     The Audit Committee of the Company has considered  whether the provision of the above-described  services is compatible with maintaining  Margolin,  Winer &
Evens LLP's  independence  and  believes the  provision of such  services is not incompatible with maintaining such independence.

     The Audit Committee does not currently have, and did not have in connection with Margolin, Winer & Evens LLP's engagement in fiscal 2006 or fiscal 2005, any formal  pre-approval  policies  and  procedures  in effect.  Instead,  the Audit
Committee  specifically  pre-approved  each of the  services  to be  rendered by
Margolin,  Winer & Evens LLP in  advance  of the  performance  of any  services, including the fees and terms thereof.

                            SHAREHOLDER PROPOSALS FOR
                               NEXT ANNUAL MEETING

SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S PROXY STATEMENT

     Proposals  which  shareholders  wish to be considered  for inclusion in the
Company's  proxy  statement and form of proxy for next year's annual  meeting of shareholders  must be received by the  Secretary  of the Company by July 2, 2007 and must comply with the requirements of Rule 14a-8 under the Exchange Act.

OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION AT NEXT YEAR'S ANNUAL MEETING

     For any  proposal,  including  a  nomination  for  election to the Board of
Directors,  that is not submitted for inclusion in next year's Proxy  Statement, but is instead sought to be presented directly from the floor at the 2007 Annual
Meeting,   the  Company's  Bylaws  require,  and  the  Securities  and  Exchange
Commission  rules permit,  that the proposal be received by the Secretary of the
Company at the  Company's  principal  executive  offices not earlier than May 4,
2007 and not later than later  July 2,  2007.  However,  if the date of the 2007
Annual  Meeting is changed to be more than 30 days before  December 7, 2007, the notice must be received not later than the 10th day  following the date on which notice of the date of the 2007 Annual Meeting is given to shareholders,  or made public,  whichever  first  occurs.  The Bylaws also provide that the notice must contain certain information regarding the proposal and/or the nomination.

                            EXPENSES OF SOLICITATION

     The  accompanying  proxy is  solicited  by,  and on behalf of, the Board of
Directors,  and the  entire  cost  of such  solicitation  will be  borne  by the
Company.  It is expected that  solicitations will be made primarily by mail, but officers,  directors  and employees or  representatives  of the Company may also solicit  proxies  by  telephone,  telegram  or  in  person,  without  additional compensation.  The Company will, upon request,  reimburse  brokerage  houses and persons  holding  shares in the  names of their  nominees  for their  reasonable expenses in sending solicitation material to their principals.

                                  OTHER MATTERS

     So far as it is known, there is no business other than that described above to be  represented  for action by the  shareholders  at the  forthcoming  Annual
Meeting,  but it is intended  that Proxies will be voted upon any other  matters and  proposals  that  may  legally  come  before  the  Annual  Meeting,  or  any adjournments  thereof,  in accordance  with the  discretion of the persons named therein.

                                    FORM 10-K

     The Company will furnish  without  charge,  a copy of its Annual  Report on
Form 10-K  (without  exhibits)  for the fiscal year ended June 30, 2006 as filed with the Securities and Exchange  Commission to shareholders of record as of the
Record Date who make written request to Eric M. Wechsler, Secretary, NuCO2 Inc.,
2800 SE Market Place, Stuart, Florida 34997.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                       OF
                                   NUCO2 INC.

            PROXY - ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 7, 2006

     The undersigned shareholder of NuCO2 Inc., a Florida corporation (the
"Company"), does hereby constitute and appoint Michael E. DeDomenico and Robert
R. Galvin, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the 2006 Annual Meeting of
Shareholders of the Company to be held at the Hutchinson Island Marriott Beach
Resort and Marina, 555 N.E. Ocean Boulevard, Stuart, Florida 34996 on Thursday,
December 7, 2006 at 10:00 a.m., local time, or at any adjournment or adjournments thereof.

     The undersigned hereby instructs said proxies or their substitutes as set forth below.

     1.   ELECTION  OF CLASS  III  DIRECTORS:
          Nominees:  J.  Robert  Vipond  and Christopher White.

          |_| FOR |_| TO WITHOLD AUTHORITY to vote for all nominees.

          TO WITHHOLD  AUTHORITY to vote for any  individual  nominee,  strike a line through the name above.

     2.   Ratification  of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2007:

          |_| FOR |_| AGAINST |_| ABSTAIN

     3.   DISCRETIONARY AUTHORITY.

                      (Continued and to be signed and dated on the reverse side)

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE
GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2
AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO
ANY OTHER BUSINESS TRANSACTED AT THE 2006 ANNUAL MEETING.

     The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy
Statement, both dated October 31, 2006, and a copy of the Company's Annual
Report for the fiscal year ended June 30, 2006.

     Please mark,  date,  sign and mail this proxy in the envelope  provided for this purpose. No postage is required if mailed in the United States.

                                       , 2006
     ----------------------------------
                                       (L.S.)
     ----------------------------------
                                       (L.S.)
     ----------------------------------
     Signature(s)

     Note: Please sign exactly as your name or names appear hereon. When signing as attorney, executor,  administrator,  trustee or guardian, please indicate the capacity in which  signing.  When signing as joint  tenants,  all parties in the joint tenancy must sign.  When a proxy is given by a  corporation,  it should be signed with full corporate name by a duly authorized officer.